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                                                                   Exhibit 10.19

                           AMERICA SERVICE GROUP INC.
                           NON-QUALIFIED STOCK OPTION

      THIS NON-QUALIFIED STOCK OPTION, granted the _____ day of __________, 20__, by America Service Group Inc., a Delaware corporation (the "Company"), to ________________________ (the "Optionee").

                                   WITNESSETH:

      WHEREAS, the Board of Directors of the Company is of the opinion that the interests of the Company and its subsidiaries will be advanced by encouraging and enabling the Company's non-employee directors, upon whose judgment, initiative and efforts the Company is largely dependent for the successful conduct of the business of the Company and its subsidiaries, to acquire or increase their proprietary interest in the Company, thus providing them with a more direct stake in its welfare and assuring a closer identification of their interests with those of the Company; and

      WHEREAS, the Board believes that the acquisition of such an interest in the Company will stimulate such non-employee directors and strengthen their desire to continue to serve on the Company's Board of Directors;

      NOW, THEREFORE, in consideration of the premises and of the services to be performed by the Optionee under paragraph 2 hereunder, the Company hereby grants this non-qualified stock option to the Optionee on the terms hereinafter expressed.

      1. Option Grant. Subject to paragraph 2 hereof, the Company hereby grants to the Optionee an option to purchase a total of ____________ shares of Common Stock of the Company at an option exercise price per share of $________ which is equal to 100% of the Fair Market Value of a share of common stock on the date hereof. This option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986.

      2. Time of Exercise. This option may be exercised (in the manner provided in paragraph 3 hereof) in whole or in part, and from time to time after the date hereof, subject to the following limitations:

            (a) This option may not be exercised during the first year from the date hereof. Thereafter, it may only be exercised to a maximum cumulative extent of 25% of the total shares covered by this option in the second year from the date hereof, 50% of the total shares in the third year from the date hereof, and 75% of the total shares in the fourth year from the date hereof. After the end of the fourth year from the date hereof, this option, to the extent not previously exercised, may be exercised in full.

            (b) This option may not be exercised after the earliest to occur of any of the following:

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                  (i)   more than three (3) months after the termination of the
Optionee's service on the Board of Directors of the Company for any reason other than death (and then only to the extent the Optionee could have exercised this option on the date of termination); or

                  (ii) more than twelve (12) months after death, if death occurs while the Optionee is serving on the Board of Directors of the Company (and then only to the extent the Optionee could have exercised this option on the date of his death); or

                  (iii) more than 10 years from the date hereof.

      3. Method of Exercise. This option may be exercised only by notice in writing delivered to the Treasurer of the Company and accompanied by:

            (a) The full purchase price of the shares purchased payable by a certified or cashier's check payable to the order of the Company and/or certificates of Common Stock of the Company (which have been held by the Optionee for at least six months) equal in value (based on their Fair Market Value on the date of surrender) to such purchase price or the portion thereof so paid; and

            (b) Such other documents or representations (including without limitation representations as to the intention of the Optionee, or the purchaser under paragraph 4 below, to acquire the shares for investment) as the Company may reasonably request in order to comply with securities, tax or other laws then applicable to the exercise of the option. In the discretion of the Company, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

      4. Non-Transferability; Death. This option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during the Optionee's lifetime only by him. If the Optionee dies while serving on the Board of Directors of the Company this option may be exercised during the period described in paragraph 2(b)(ii) hereof (but not more than 10 years from the date hereof) by his estate or the person to whom the option passes by will or the laws of descent and distribution, but only to the extent that the Optionee could have exercised this option on the date of his death.

      5. Registration. The Company shall not be required to issue or deliver any certificates for its Common Stock purchased upon the exercise of this option prior to the admission of such shares to listing on any stock exchange on which shares may at that time be listed. In the event of the exercise of this option with respect to any shares subject hereto, the Company shall make prompt application for such listing. If at any time during the option period the Company shall be advised by its counsel that shares deliverable upon exercise of the option are required to be registered under the Federal Securities Act of 1933, as amended, or that delivery of the shares must be accompanied or preceded by a prospectus meeting the requirements of the Act, the Company will use its best efforts to effect such registration or provide such prospectus not later than a reasonable time following each exercise of this option, but delivery of shares by the Company may be deferred

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until registration is effected or a prospectus available. The Optionee shall have no interest in shares covered by this option until certificates for the shares are issued.

      6. Adjustments. If the Company shall at any time change the number of shares of its Common Stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares then remaining subject to purchase hereunder shall be changed in proportion to such change in issued shares and the option price per share shall be adjusted so that the total consideration payable to the Company upon the purchase of all shares not theretofore purchased shall not be changed. In the case of any merger, consolidation or combination of the Company with or into another corporation, other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition") the Optionee shall have the right (subject to any limitation applicable to this option) thereafter and during the term of this option, to receive upon exercise hereof the Acquisition Consideration (as defined below) receivable upon such Acquisition by a holder of the number of shares of Common Stock which might have been obtained upon exercise of this option or portion hereof, as the case may be, immediately prior to such Acquisition. The term "Acquisition Consideration" shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one share of Common Stock of the Company upon consummation of an Acquisition.

      7. Subject to Plan. This option is subject to all of the terms and conditions set forth in the Company's Incentive Stock Plan (the "Plan") as amended from time to time. Any capitalized terms not defined herein shall be subject to the definitions set forth in the Plan.

      IN WITNESS WHEREOF, the Company has caused this non-qualified stock option to be executed on the date first above written.

                                      AMERICA SERVICE GROUP INC.

                                      By:
                                         _________________________________
                                                              Dated:

Receipt is hereby acknowledged:       Attest:
                                                              (SEAL)
_______________________________       _____________________________________
Optionee             Dated:                                   Dated: